UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2014

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendment of Bylaws

On October 23, 2014, the Registrant amended Article IV, Section 8 of its Bylaws in order to permit informal Director action to be achieved electronically.
Item 5.05       Amendment of Code of Business Ethics
On October 23, 2014, the Registrant amended its Code of Business Ethics in an effort to: (i) eliminate or modify language which may violate recent determinations of the National Labor Relations Board regarding the scope of company activities which may be perceived as limiting collective employee action; and (ii) more fully comply with recent rulings of the Equal Employment Opportunity Commission.

 Item 9.01.   Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.

99.A11	Amended and Restated Code of Business Ethics of Dime Community Bancshares, Inc.

       99.2B             Amended and Restated Bylaws of Dime Community Bancshares, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  October 23, 2014

INDEX TO EXHIBITS

Exhibit Number

99.A11	Amended and Restated Code of Business Ethics of Dime Community Bancshares, Inc.
99.2B	Amended and Restated Bylaws of Dime Community Bancshares, Inc.